Exhibit 21.1

Marsh & McLennan Companies, Inc. List of Subsidiaries as of February 13, 2023

	Company Name	Country
1	8WORKS LTD	United Kingdom
2	A. Constantinidi & CIA. S.C.	Uruguay
3	Access Equity Enhanced Fund GP, LLC	United States
4	AFCO Premium Acceptance, Inc.	United States
5	AFCO Premium Credit LLC	United States
6	Agnew Higgins Pickering & Co. (Bermuda) Ltd	Bermuda
7	Al Heloul Al Mushrikah Lestisharat Alamal	Jordan
8	Aldgate Trustees Ltd	United Kingdom
9	Alpha Consultants Limited	New Zealand
10	Alta SA	Chile
11	Altius Associates GP Ltd	Guernsey
12	Altius Associates Special Partners GP Limited	Guernsey
13	Altius Client (GP) II LLC	United States
14	Altius Client (GP) LLC	United States
15	Altius Client JP Limited	Cayman Islands
16	Altius Real Assets (GP) LLC	United States
17	Altius Real Assets Management S.a.r.l (GP) (Luxembourg)	Luxembourg
18	Amal Insurance Brokers Limited (in liquidation)	Saudi Arabia
19	Annison 18 (RF) Proprietary Limited	South Africa
20	Assur Conseils Marsh S.A.	Senegal
21	Assurance Services Corporation	United States
22	Avascent Canada ULC	Canada
23	BenPool Re IC	United States
24	Best Insurance, Inc.	Japan
25	Best Insurance, Inc. (Fukouka Branch)
26	Best Insurance, Inc. (Fukuyama Branch)
27	Best Insurance, Inc. (Hiroshima Branch)
28	Best Insurance, Inc. (Nara Branch)
29	Best Insurance, Inc. (Okayama Branch)
30	BHM Consultores S.A.	Chile
31	Blue Marble Micro Limited	United Kingdom
32	Blue Marble Microinsurance, Inc.	United States
33	Bluefin Insurance Group Limited	United Kingdom
34	Bluefin Insurance Services Limited	United Kingdom
35	Boulder Claims, LLC	United States
36	Bowring (Bermuda) Investments Ltd.	Bermuda
37	Bowring Marsh (Bermuda) Ltd.	Bermuda
38	Bowring Marsh (Hong Kong) Limited	Hong Kong
39	Calm Treasury Holdings Limited	United Kingdom
40	Calm Treasury Services (Barbados) SRL	Barbados
41	Carpenter Marsh Fac Argentina Corredores de Reaseguros SA	Argentina
42	Carpenter Marsh Fac Brasil Corretora de Resseguros Ltda	Brazil
43	Carpenter Marsh Fac Chile Corredores de Reaseguros Limitada	Chile
44	Carpenter Marsh Fac Colombia Corredores de Reaseguros S.A.	Colombia
45	Carpenter Marsh Fac Peru Corredores de Reaseguros S.A.C.	Peru
46	Carpenter Marsh Fac Re LLC	United States
47	Carpenter Turner Cyprus Ltd	Cyprus
48	Carpenter Turner S.A.	Greece
49	Cascade Regional Holdings Limited	United Kingdom

Exhibit 21.1

50	Central Insurance Services Limited	United Kingdom
51	Chartwell Healthcare Limited	United Kingdom
52	Clark Thomson Insurance Brokers Limited	United Kingdom
53	Client Provide Limited	New Zealand
54	Consultores 2020 C.A.	Venezuela, Bolivarian Republic of
55	Continental Owner Operators Insurance Services, Inc.	United States
56	CPRM Limited	United Kingdom
57	Darwin Technologies Holdings Limited	United Kingdom
58	Darwin Technologies Limited	United Kingdom
59	Darwin Technologies S.R.L.	Romania
60	Deasterra Partners, S.L.	Spain
61	Deasterra Services, S.L.	Spain
62	DeLima Marsh S.A. - Los Corredores de Seguros S.A.	Colombia
63	DVA - Deutsche Verkehrs-Assekuranz-Vermittlungs GmbH	Germany
64	Echelon Australia Pty Limited	Australia
65	Echelon Claims Consultants Sdn Bhd	Malaysia
66	EnBW Versicherungs Vermittlung GmbH	Germany
67	English Pension Trustees Limited	United Kingdom
68	Epsilon (US) Insurance Company	United States
69	Epsilon Insurance Company, Ltd.	Cayman Islands
70	Evolve Intelligence Pty Ltd	Australia
71	Evolve Intelligence Unit Trust
72	Exmoor Management Company Limited	Bermuda
73	Freedom Trust Services Limited	Ireland
74	Gard Fund General Partner S.a.r.l.	Luxembourg
75	GC Genesis LLC	United States
76	Gem Insurance Company Limited	Bermuda
77	Global Premium Finance Company	United States
78	Group Promoters Pty Limited	Australia
79	Guy Carpenter & Cia., S.A.	Spain
80	Guy Carpenter & Co. Labuan Ltd.	Malaysia
81	Guy Carpenter & Company AB	Sweden
82	Guy Carpenter & Company Corredores de Reaseguros SpA	Chile
83	Guy Carpenter & Company Corretora de Resseguros Ltda.	Brazil
84	Guy Carpenter & Company GmbH	Germany
85	Guy Carpenter & Company Gmbh (Austria Branch)
86	Guy Carpenter & Company GmbH (Czech Branch)
87	Guy Carpenter & Company GmbH (Poland Branch)
88	Guy Carpenter & Company GmbH (Switzerland Branch)
89	Guy Carpenter & Company GmbH (UK Branch)
90	Guy Carpenter & Company Limited	United Kingdom
91	Guy Carpenter & Company Limited	New Zealand
92	Guy Carpenter & Company Peru Corredores de Reaseguros S.A.C.	Peru
93	Guy Carpenter & Company Private Limited	Singapore
94	Guy Carpenter & Company Proprietary Limited	South Africa
95	Guy Carpenter & Company Pty. Ltd.	Australia
96	Guy Carpenter & Company S.A. (Netherlands Branch)
97	Guy Carpenter & Company S.r.l.	Italy
98	Guy Carpenter & Company, Limited	Hong Kong
99	Guy Carpenter & Company, LLC	United States
100	Guy Carpenter & Company, LLC (Taiwan Branch)
101	Guy Carpenter & Company, Ltd./Guy Carpenter & Compagnie, Ltee	Canada
102	Guy Carpenter & Company, S.A.	Belgium
103	Guy Carpenter & Company, S.A.	Argentina

Exhibit 21.1

104	Guy Carpenter & Company, S.A.S.	France
105	Guy Carpenter (Middle East) Limited	United Arab Emirates
106	Guy Carpenter Bermuda Ltd.	Bermuda
107	Guy Carpenter Broking, Inc.	United States
108	Guy Carpenter Colombia Corredores de Reaseguros Ltda.	Colombia
109	Guy Carpenter Insurance Brokers (Beijing) Co. Ltd.	China
110	Guy Carpenter Insurance Brokers (Beijing) Co., Ltd (Shanghai Branch)
111	Guy Carpenter Japan, Inc.	Japan
112	Guy Carpenter Mexico Intermediario de Reaseguro, S.A. de C.V.	Mexico
113	Guy Carpenter Reasurans Brokerligi Anonim Sirketi	Turkey
114	Guy Carpenter Reinsurance Broker Philippines, Inc.	Philippines
115	Hamilton Bond Limited	United Kingdom
116	HAPIP GP 2009, LLC	United States
117	HAPIP GP, LLC	United States
118	Hayward Aviation Limited	United Kingdom
119	HSBC Insurance Brokers International (Abu Dhabi) LLC (in liquidation)	United Arab Emirates
120	Induslynk Training Services Private Limited	India
121	Insbrokers Ltda.	Uruguay
122	InSolutions Limited	United Kingdom
123	Insure Direct - Jardine Lloyd Thompson Limited	United Arab Emirates
124	Insure Direct (Brokers) LLC	United Arab Emirates
125	Insure Direct (Brokers) LLC [BAHRAIN BRANCH]
126	InsurTech Alliance, LLC	United States
127	International Catastrophe Insurance Managers, LLC	United States
128	International Loss Control Services Limited (In Liquidation)	Ireland
129	Irish Pensions Trust Limited	Ireland
130	Isosceles Insurance (Barbados) Limited	Barbados
131	Isosceles Insurance Ltd	Bermuda
132	Isosceles PCC Limited	Guernsey
133	J&H Marsh & McLennan Limited	Hong Kong
134	J.W. Terrill Benefit Administrators, Inc.	United States
135	Japan Affinity Marketing, Inc.	Japan
136	Jardine Lloyd Thompson Limited	Thailand
137	Jelf Commercial Finance Limited	United Kingdom
138	Jelf Financial Planning Limited	United Kingdom
139	Jelf Insurance Brokers Limited	United Kingdom
140	Jelf Limited	United Kingdom
141	Jelf Risk Management Limited	United Kingdom
142	JI Holdings Limited	Mauritius
143	JIB Group Holdings Limited	United Kingdom
144	JIB Group Limited	United Kingdom
145	JIB Holdings (Pacific) Limited	Virgin Islands, British
146	JIB Overseas Holdings Limited	United Kingdom
147	JIB UK Holdings Limited	United Kingdom
148	JLT Advisory Limited	United Kingdom
149	JLT Advisory Services Limited	India
150	JLT Asesorias Ltda	Chile
151	JLT Asia Holdings BV	Netherlands
152	JLT Chile Holdings SpA	Chile
153	JLT Colombia Retail Limited	United Kingdom
154	JLT Colombia Wholesale Limited	United Kingdom
155	JLT Consultants & Actuaries Limited	United Kingdom
156	JLT EB Services Limited	United Kingdom
157	JLT Employee Benefits Holding Company (PTY) LTD	South Africa

Exhibit 21.1

158	JLT Financial Planning Limited (In Liquidation)	Ireland
159	JLT Group Holdings Limited	United Kingdom
160	JLT Group Services Pty Limited	Australia
161	JLT Holdings (Barbados) Ltd	Barbados
162	JLT Holdings (Bermuda) Ltd.	Bermuda
163	JLT Independent Consultancy Services Private Limited	India
164	JLT Insurance Brokers Ireland Limited (In Liquidation)	Ireland
165	JLT Insurance Brokers Limited	Hong Kong
166	JLT Insurance Brokers Limited (Macao Branch)	Macao
167	JLT Insurance Brokers SA	Argentina
168	JLT Insurance Group Holdings Ltd	United Kingdom
169	JLT Intellectual Property [UK Branch]	United Kingdom
170	JLT Intellectual Property Limited	Ireland
171	JLT Investment Management Limited	United Kingdom
172	JLT LATAM (Southern Cone) Wholesale Limited	United Kingdom
173	JLT Latin American Holdings Limited	United Kingdom
174	JLT Life Assurance Brokers Limited	Thailand
175	JLT Management Pte. Ltd.	Singapore
176	JLT Management Services Limited	United Kingdom
177	JLT Mexico Holdings Limited	United Kingdom
178	JLT Mexico, Intermediario de Reaseguro, S.A. de C.V.	Mexico
179	JLT Pension Trustees Ireland Limited (In Liquidation)	Ireland
180	JLT Pensions Administration Limited	United Kingdom
181	JLT Peru Reinsurance Solutions Limited	United Kingdom
182	JLT Peru Retail Limited	United Kingdom
183	JLT Peru Wholesale Limited	United Kingdom
184	JLT QFM Services Limited	Ireland
185	JLT Re Argentina Corredores de Reaseguros S.A.U.	Argentina
186	JLT Re Limited	United Kingdom
187	JLT Re Pty Ltd	Australia
188	JLT Reinsurance Brokers Limited	United Kingdom
189	JLT Risk Solutions Pty Ltd	Australia
190	JLT SA IB Holdings Company Proprietary Limited	South Africa
191	JLT Singapore Holdings Pte. Ltd.	Singapore
192	JLT Specialty (SWISS Branch)	Switzerland
193	JLT Specialty Limited	United Kingdom
194	JLT Specialty Pte. Ltd (Hong Kong branch)
195	JLT Specialty Pte. Ltd.	Singapore
196	JLT Towner Insurance Management (Anguilla) Limited	Anguilla
197	JLT Trust Services (Barbados) Ltd	Barbados
198	JLT UK Investment Holdings Limited	United Kingdom
199	JLT Vantage Risk and Benefit Consulting Private Limited	India
200	JLT Wealth Management Limited	United Kingdom
201	JMIB Holdings BV	Netherlands
202	Johnson & Higgins (Bermuda) Limited	Bermuda
203	JSC "Marsh - consulting services"	Russian Federation
204	Kepler Associates Limited	United Kingdom
205	Kessler & Co AG	Switzerland
206	Kessler & Co Inc.	Liechtenstein
207	Kessler Consulting Inc.	Switzerland
208	Kessler Prevoyance Inc.	Switzerland
209	KFAS GP S.a.r.l.	Luxembourg
210	Lambert Brothers Brokers (Employee Benefits) Limited	Hong Kong
211	Lambert Brothers Holdings Limited	Hong Kong

Exhibit 21.1

212	Lambert Brothers Insurance Brokers (Hong Kong) Ltd	Hong Kong
213	Lavaretus Underwriting AB	Sweden
214	Lavaretus Underwriting AB (BRANCH - Finland)	Finland
215	MACC Asistencias SpA	Chile
216	MAG SpA	Italy
217	Malcolm Investment Holdings Limited	Barbados
218	Mangrove Cell 5 IC	United States
219	Mangrove Cell 6 IC	United States
220	Mangrove Delaware Insurance Solutions Inc	United States
221	Mangrove Insurance Europe PCC Limited	Malta
222	Mangrove Insurance Guernsey PCC Limited	Guernsey
223	Mangrove Insurance Solutions PCC Limited	Isle of Man
224	Mangrove Insurance Solutions, PCC	United States
225	Marine, Aviation & General (London) Limited	United Kingdom
226	Marley Eternit Fund General Partner S.a.r.l.	Luxembourg
227	Marsh & McLennan (PNG) Limited	Papua New Guinea
228	Marsh & McLennan Agencies AS	Norway
229	Marsh & McLennan Agencies Limited	Hong Kong
230	Marsh & McLennan Agency Limited	New Zealand
231	Marsh & McLennan Agency LLC	United States
232	Marsh & McLennan Agency Pty Ltd.	Australia
233	Marsh & McLennan Asia Business Services Sdn. Bhd.	Malaysia
234	Marsh & McLennan Colombia S.A.S	Colombia
235	Marsh & McLennan Companies Asia Pacific Treasury Center Limited	Hong Kong
236	Marsh & McLennan Companies Finance Center (Luxembourg) S.a.r.l.	Luxembourg
237	Marsh & McLennan Companies Finance Center (Luxembourg) S.a.r.l. (Barbados Branch)
238	Marsh & McLennan Companies France S.A.S.	France
239	Marsh & McLennan Companies Holdings (Luxembourg) S.a.r.l.	Luxembourg
240	Marsh & McLennan Companies UK Limited	United Kingdom
241	Marsh & McLennan Companies, Inc.	United States
242	Marsh & McLennan Companies, Inc. (UK Establishment)
243	Marsh & McLennan Deutschland GmbH	Germany
244	Marsh & McLennan Europe S.a.r.l.	Luxembourg
245	Marsh & McLennan Europe S.a.r.l. (Barbados Branch)
246	Marsh & McLennan Finance Unlimited Company	Ireland
247	Marsh & McLennan Global Broking (Bermuda) Ltd.	Bermuda
248	Marsh & McLennan Global Services India Pvt. Ltd.	India
249	Marsh & McLennan Holding GmbH	Germany
250	Marsh & McLennan Holdings (Canada) ULC	Canada
251	Marsh & McLennan Innovation Centre Limited	Ireland
252	Marsh & McLennan Insurance Services Limited	Hong Kong
253	Marsh & McLennan Ireland Limited	Ireland
254	Marsh & McLennan Management Services (Bermuda) Limited	Bermuda
255	Marsh & McLennan Risk Capital Holdings, Ltd.	United States
256	Marsh & McLennan Servicios, S.A. De C.V.	Mexico
257	Marsh & McLennan Shared Services Canada Limited	Canada
258	Marsh & McLennan Shared Services, LLC	United States
259	Marsh (Bahrain) Company WLL	Bahrain
260	Marsh (Beijing) Risk Management Consulting Co., Ltd.	China
261	Marsh (China) Insurance Brokers Co., Ltd.	China
262	Marsh (China) Insurance Brokers Co., Ltd. (Chengdu Branch)
263	Marsh (China) Insurance Brokers Co., Ltd. (Guangdong Branch)
264	Marsh (China) Insurance Brokers Co., Ltd. (Hebei Branch)
265	Marsh (China) Insurance Brokers Co., Ltd. (Hefei Branch)

Exhibit 21.1

266	Marsh (China) Insurance Brokers Co., Ltd. (Jiangsu Branch)
267	Marsh (China) Insurance Brokers Co., Ltd. (Liaoning Branch)
268	Marsh (China) Insurance Brokers Co., Ltd. (Shandong Branch)
269	Marsh (China) Insurance Brokers Co., Ltd. (Shanghai Branch)
270	Marsh (China) insurance Brokers Co., Ltd. (Shenzhen Branch)
271	Marsh (China) Insurance Brokers Co., Ltd. (Tianjin Branch)
272	Marsh (China) Insurance Brokers Co., Ltd. (Xiamen Branch)
273	Marsh (Hong Kong) Limited	Hong Kong
274	Marsh (Insurance Brokers) LLP	Kazakhstan
275	Marsh (Malawi) Limited	Malawi
276	Marsh (Middle East) Limited	United Kingdom
277	Marsh (Middle East) Limited (Abu Dhabi Branch)
278	Marsh (Middle East) Limited (Egypt Rep Office)
279	Marsh (Middle East) Limited (Iraq Branch)
280	Marsh (Namibia) Proprietary Limited	Namibia
281	Marsh (Singapore) Pte. Ltd.	Singapore
282	Marsh (Singapore) Pte. Ltd. (Myanmar Rep Office)
283	Marsh A/S	Denmark
284	Marsh AB	Sweden
285	Marsh Advantage Insurance Pty Ltd.	Australia
286	Marsh Advisory S.A.C.	Peru
287	Marsh Advisory S.r.l.	Italy
288	Marsh Advisory Services S.R.L.	Romania
289	Marsh Africa (Pty) Ltd	South Africa
290	Marsh AG	Switzerland
291	Marsh Argentina S.R.L.	Argentina
292	Marsh AS	Norway
293	Marsh Associates Proprietary Limited	South Africa
294	Marsh Austria G.m.b.H.	Austria
295	Marsh B.V.	Netherlands
296	Marsh Botswana (Proprietary) Limited	Botswana
297	Marsh Brockman y Schuh, Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
298	Marsh Broker de Asigurare-Reasigurare S.R.L.	Romania
299	Marsh Broker Japan, Inc.	Japan
300	Marsh Brokers (Hong Kong) Limited	Hong Kong
301	Marsh Canada Limited/Marsh Canada Limitee	Canada
302	Marsh Company Management Services Cayman Ltd.	Cayman Islands
303	Marsh Corporate Services (Barbados) Limited	Barbados
304	Marsh Corporate Services Isle of Man Ltd	Isle of Man
305	Marsh Corporate Services Limited	United Kingdom
306	Marsh Corporate Services Malta Limited	Malta
307	Marsh Corretora de Seguros Ltda.	Brazil
308	Marsh d.o.o. Beograd	Serbia
309	Marsh d.o.o. za posredovanje u osiguranju	Croatia
310	Marsh Emirates Consultancy LLC	United Arab Emirates
311	Marsh Emirates Insurance Brokerage LLC	United Arab Emirates
312	Marsh Emirates insurance Brokerage LLC (Abu Dhabi Branch)
313	Marsh Employee Benefits Limited	Ireland
314	Marsh Engineering Consulting (Shanghai) Co., Ltd.	China
315	Marsh EOOD	Bulgaria
316	Marsh Eurofinance B.V.	Netherlands
317	Marsh Europe S.A.	Belgium
318	Marsh Europe S.A. (Romania Permanent Establishment)
319	Marsh Europe S.A. (Slovakia Branch)

Exhibit 21.1

320	Marsh Europe S.A. (Slovenia Branch)
321	Marsh Europe S.A. (Ukraine Branch)
322	Marsh FJC International Insurance Brokers Limited	Nigeria
323	Marsh for Insurance Brokerage S.A.E.	Egypt
324	Marsh for Insurance Consulting	Egypt
325	Marsh for Insurance Services - Jordan	Jordan
326	Marsh Franco Acra, S.A.	Dominican Republic
327	Marsh GmbH	Germany
328	Marsh GSC Servicos e Administracao de Seguros Ltda.	Brazil
329	Marsh Guy Carpenter Reinsurance Brokers Saudi Arabia	Saudi Arabia
330	Marsh Holding AB	Sweden
331	Marsh India Insurance Brokers Private Limited	India
332	Marsh Insurance & Investments LLC	United States
333	Marsh Insurance Agencies Limited	Hong Kong
334	Marsh Insurance and Reinsurance Brokers LLC	Azerbaijan
335	Marsh Insurance Brokers (Macao) Limited	Macao
336	Marsh Insurance Brokers (Malaysia) Sdn Bhd	Malaysia
337	Marsh Insurance Brokers AO	Russian Federation
338	Marsh Insurance Brokers Limited	Cyprus
339	Marsh Insurance Brokers Limited	Uganda
340	Marsh Insurance Consulting Saudi Arabia	Saudi Arabia
341	Marsh International Broking Holdings Limited	United Kingdom
342	Marsh International Holdings, LLC	United States
343	Marsh Ireland Brokers Limited	Ireland
344	Marsh Ireland Brokers Limited (UK Branch)
345	Marsh Israel (1999) Ltd.	Israel
346	Marsh Israel (Holdings) Ltd.	Israel
347	Marsh Israel Consultants Ltd.	Israel
348	Marsh Israel Insurance Agency Ltd.	Israel
349	Marsh Israel International Brokers Ltd. (in liquidation)	Israel
350	Marsh Japan, Inc.	Japan
351	Marsh JLT Ireland Holdings Limited	Ireland
352	Marsh JLT Proprietary Limited	South Africa
353	Marsh Kft.	Hungary
354	Marsh Kindlustusmaakler AS	Estonia
355	Marsh Korea, Inc.	Korea, Republic of
356	Marsh Limited	United Kingdom
357	Marsh Limited [Fiji]	Fiji
358	Marsh Limited [New Zealand]	New Zealand
359	Marsh Limited [PNG]	Papua New Guinea
360	Marsh LLC	United States
361	Marsh LLC [Ukraine]	Ukraine
362	Marsh LLC Insurance Brokers	Greece
363	Marsh Lorant, Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
364	Marsh Ltd. [Taiwan Branch]
365	Marsh Ltd. [Wisconsin]	United States
366	Marsh Management Services (Barbados) Limited	Barbados
367	Marsh Management Services (Bermuda) Ltd.	Bermuda
368	Marsh Management Services (Dublin) Limited	Ireland
369	Marsh Management Services (MENA) Limited	United Arab Emirates
370	Marsh Management Services Cayman Ltd.	Cayman Islands
371	Marsh Management Services Guernsey Limited	Guernsey
372	Marsh Management Services Inc.	United States
373	Marsh Management Services Isle of Man Limited	Isle of Man

Exhibit 21.1

374	Marsh Management Services Labuan Limited	Malaysia
375	Marsh Management Services Luxembourg S.a.r.l.	Luxembourg
376	Marsh Management Services Luxembourg S.a.r.l. (Zurich/Switzerland Branch)
377	Marsh Management Services Luxembourg, S.a.r.l. (Vaduz/Liechtenstein Branch)
378	Marsh Management Services Malta Limited	Malta
379	Marsh Management Services Singapore Pte. Ltd.	Singapore
380	Marsh Management Services Sweden AB	Sweden
381	Marsh Marine & Energy AB	Sweden
382	Marsh Marine (Pty) Ltd	South Africa
383	Marsh McLennan (Australia) Pty	Australia
384	Marsh McLennan Agency A/S	Denmark
385	Marsh McLennan Alpha Limited	United Kingdom
386	Marsh Mclennan India Holdings Limited	United Kingdom
387	Marsh McLennan India Limited	United Kingdom
388	Marsh McLennan International Treasury Services Pte. Ltd.	Singapore
389	Marsh McLennan Investment B.V.	Netherlands
390	Marsh McLennan Morocco	Morocco
391	Marsh McLennan Regional Colombia Holdings, Ltd.	Bermuda
392	Marsh McLennan Regional Holdings Limited	United Kingdom
393	Marsh MEA Ltd	United Arab Emirates
394	Marsh Medical Consulting GmbH	Germany
395	Marsh Mercer Holdings (Australia) Pty Ltd	Australia
396	Marsh Morocco	Morocco
397	Marsh Oman LLC	Oman
398	Marsh Oy	Finland
399	Marsh PB Co., Ltd.	Thailand
400	Marsh Peru S.A.C. Corredores de Seguros	Peru
401	Marsh Philippines, Inc.	Philippines
402	Marsh Proprietary Limited	South Africa
403	Marsh Pty Ltd	Australia
404	Marsh Qatar LLC	Qatar
405	Marsh Resolutions Pty Limited	Australia
406	Marsh Risk and Consulting Services (Pty) Ltd	Namibia
407	Marsh Risk Consulting B.V.	Netherlands
408	Marsh Risk Consulting Limitada	Chile
409	Marsh Risk Consulting Ltda.	Colombia
410	Marsh Risk Consulting, S.L.	Spain
411	Marsh S.A. Corredores De Seguros	Chile
412	Marsh S.A.S.	France
413	Marsh S.p.A.	Italy
414	Marsh s.r.o.	Czech Republic
415	Marsh s.r.o.	Slovakia
416	Marsh SA (Luxembourg Branch)
417	Marsh SA (UK Branch)
418	Marsh SA [Argentina]	Argentina
419	Marsh SA [Belgium]	Belgium
420	Marsh SA [Uruguay]	Uruguay
421	Marsh Saldana Inc.	Puerto Rico
422	Marsh Saudi Arabia Insurance & Reinsurance Brokers	Saudi Arabia
423	Marsh Secretarial Services Limited	United Kingdom
424	Marsh Semusa, S.A.	Panama
425	Marsh Services Limited	United Kingdom
426	Marsh Services Spolka z.o.o.	Poland

Exhibit 21.1

427	Marsh SIA	Latvia
428	Marsh Sigorta ve Reasurans Brokerligi Anonim Sirketi	Turkey
429	Marsh Soken, Inc	Japan
430	Marsh Spolka z.o.o.	Poland
431	Marsh Takaful Brokers (Malaysia) Sdn Bhd	Malaysia
432	Marsh Treasury Services Limited	United Kingdom
433	Marsh Tunisia S.a.r.l.	Tunisia
434	Marsh USA Borrower LLC	United States
435	Marsh USA LLC	United States
436	Marsh Venezuela C.A. Sociedad de Corretaje de Seguros	Venezuela, Bolivarian Republic of
437	Marsh Vietnam Insurance Broking Company Ltd	Vietnam
438	Marsh Zambia Limited	Zambia
439	Marsh, Lda.	Portugal
440	Marsh, S.A. Mediadores de Seguros	Spain
441	Matthiessen Assurans AB	Sweden
442	MedPool Re IC	United States
443	Mercer (Argentina) S.A.U.	Argentina
444	Mercer (Australia) Pty Ltd	Australia
445	Mercer (Austria) GmbH	Austria
446	Mercer (Belgium) SA-NV	Belgium
447	Mercer (Canada) Limited Mercer (Canada) limitee	Canada
448	Mercer (China) Limited	China
449	Mercer (China) Limited (Beijing Branch)
450	Mercer (China) Limited (Guangzhou Branch)
451	Mercer (China) Limited (Shanghai Branch)
452	Mercer (China) Limited (Shenzhen Branch)
453	Mercer (China) Limited (Zhejiang Branch)
454	Mercer (Colombia) Ltda (Sucursal Peru/Peru Branch)
455	Mercer (Colombia) Ltda.	Colombia
456	Mercer (Denmark) A/S	Denmark
457	Mercer (Finland) Oy	Finland
458	Mercer (France) SAS	France
459	Mercer (Hong Kong) Limited	Hong Kong
460	Mercer (Hong Kong) Limited (Macao Branch)
461	Mercer (Ireland) Limited	Ireland
462	Mercer (Malaysia) Sdn. Bhd.	Malaysia
463	Mercer (N.Z.) Limited	New Zealand
464	Mercer (Nederland) B.V.	Netherlands
465	Mercer (Norge) AS	Norway
466	Mercer (Polska) Sp.z o.o.	Poland
467	Mercer (Portugal) - Recursos Humanos, Lda	Portugal
468	Mercer (Singapore) Pte. Ltd.	Singapore
469	Mercer (Sweden) AB	Sweden
470	Mercer (Taiwan) Ltd.	Taiwan (Province of China)
471	Mercer (Thailand) Ltd.	Thailand
472	Mercer (US) LLC	United States
473	Mercer Administration Services (Australia) Pty Limited	Australia
474	Mercer Africa Limited	United Kingdom
475	Mercer Alternatives (Luxembourg) S.a.r.l.	Luxembourg
476	Mercer Alternatives AG	Switzerland
477	MERCER ALTERNATIVES LIMITED	United Kingdom
478	Mercer Asesores de Seguros S.A.	Argentina
479	Mercer Asesores es Inversion Independientes S.A. de C.V.	Mexico
480	Mercer Broking Ltd.	Taiwan (Province of China)

Exhibit 21.1

481	Mercer Consulting (Australia) Pty Ltd	Australia
482	Mercer Consulting (Chile) Limitada	Chile
483	Mercer Consulting (France) SAS	France
484	Mercer Consulting (India) Private Limited	India
485	Mercer Consulting Limited	United Kingdom
486	Mercer Consulting Limited (Saudi Arabia Branch)
487	Mercer Consulting Venezuela, C.A.	Venezuela, Bolivarian Republic of
488	Mercer Consulting, S.L.U.	Spain
489	Mercer Corredores de Seguros Limitada	Chile
490	Mercer Danismanlik Anonim Sirketi	Turkey
491	Mercer Deutschland GmbH	Germany
492	Mercer Employee Benefits - Mediacao de Seguros Unipessoal Lda.	Portugal
493	Mercer Employee Benefits Limited	United Kingdom
494	Mercer Financial Advice (Australia) Pty Ltd	Australia
495	Mercer Financial Services Limited Liability Company	Morocco
496	Mercer Financial Services Middle East Limited	United Arab Emirates
497	Mercer Global Investments Canada Limited Mercer Gestion mondiale d'investissements Canada limitee	Canada
498	Mercer Global Investments Europe Limited	Ireland
499	Mercer Global Investments Europe Limited (Germany Branch)
500	Mercer Global Investments Europe Limited (Sweden Branch)
501	Mercer Global Investments Europe Limited (UK Branch)
502	Mercer Global Investments Management Limited	Ireland
503	Mercer Health & Benefits (Singapore) Pte. Ltd.	Singapore
504	Mercer Health & Benefits Administration LLC	United States
505	Mercer Health & Benefits LLC	United States
506	Mercer Holdings, Inc. [Philippines]	Philippines
507	Mercer Holdings, LLC	United States
508	Mercer HR Consulting Borrower LLC	United States
509	Mercer HR Services, LLC	United States
510	Mercer Human Resource Consulting Ltda	Brazil
511	Mercer Human Resource Consulting S.A. de C.V.	Mexico
512	Mercer ICC Limited	Guernsey
513	Mercer Infrastructure General Partner S.a.r.l.	Luxembourg
514	Mercer Investment Management (Shanghai) Co., Ltd	China
515	Mercer Investment Solutions (Singapore) Pte. Ltd.	Singapore
516	Mercer Investments (Australia) Limited	Australia
517	Mercer Investments (HK) Limited	Hong Kong
518	Mercer Investments (Japan), Ltd	Japan
519	Mercer Investments LLC	United States
520	Mercer Ireland Holdings Limited	Ireland
521	Mercer Italia Societa d'Intermediazione Mobiliare SpA	Italy
522	Mercer Italia Srl Socio Unico	Italy
523	Mercer Japan Ltd.	Japan
524	Mercer Korea Co., Ltd.	Korea, Republic of
525	Mercer Limited	United Kingdom
526	Mercer Master Trust No. 1 Designated Activity Company	Ireland
527	Mercer Master Trust No. 2 Designated Activity Company	Ireland
528	Mercer Master Trust No. 3 Designated Activity Company	Ireland
529	Mercer Mauritius Ltd.	Mauritius
530	Mercer MC Consulting Borrower LLC	United States
531	Mercer Outsourcing (Australia) Pty Ltd	Australia
532	Mercer Outsourcing, S.L.U.	Spain
533	MERCER PE FUND II SCOTLAND LP	United Kingdom

Exhibit 21.1

534	Mercer PE II GP Ltd	Guernsey
535	Mercer Pensionsfonds AG	Germany
536	Mercer Pensionsraadgivning A/S	Denmark
537	Mercer Philippines, Inc.	Philippines
538	Mercer Private Investment Partner IV General Partner S.a.r.l.	Luxembourg
539	Mercer Private Investment Partner V General Partner S.a.r.l.	Luxembourg
540	Mercer Private Investment Partners VI General Partner S.a.r.l.	Luxembourg
541	Mercer Private Investment Partners VII General Partner S.a.r.l.	Luxembourg
542	Mercer Private Markets Advisers (US) AG	Switzerland
543	Mercer Schweiz AG	Switzerland
544	Mercer Services Australia Pty Ltd	Australia
545	Mercer Services Poland Sp. z.o.o.	Poland
546	Mercer Sigorta Brokerligi Anonim Sirketi	Turkey
547	Mercer South Africa Proprietary Limited	South Africa
548	Mercer Superannuation (Australia) Limited	Australia
549	Mercer System Services LLC	United States
550	Mercer Treuhand GmbH	Germany
551	Mercer Trust Company LLC	United States
552	Mercer Trustees Limited	United Kingdom
553	Mercer Wealth (India) Private Limited	India
554	Mercury Insurance Services Pty Ltd	Australia
555	Mesos Asistencia SpA	Chile
556	Mesos Corredores de Seguros Ltda	Chile
557	Mesos Gestion y Servicios S.A.	Chile
558	MIPP S.a.r.l.	Luxembourg
559	MIPP VI S.a.r.l.	Luxembourg
560	MM Asistencias S.A.	Argentina
561	MMA Asset Management LLC	United States
562	MMA Securities LLC	United States
563	MMB Consultores S.A.	Argentina
564	MMC (Singapore) Holdings Pte. Ltd.	Singapore
565	MMC Borrower LLC	United States
566	MMC Brazilian Holdings B.V.	Netherlands
567	MMC CAPITAL SOLUTIONS LP	United Kingdom
568	MMC Capital Solutions UK Limited	United Kingdom
569	MMC Capital Solutions US LLC	United States
570	MMC Finance (Australia) Limited	United Kingdom
571	MMC FINANCE (EUROPE) LIMITED	United Kingdom
572	MMC Finance (Singapore) Limited	United Kingdom
573	MMC Finance (US) Limited	United Kingdom
574	MMC Finance Holdings (US) Limited	United Kingdom
575	MMC FINANCE HOLDINGS LTD	United Kingdom
576	MMC FINANCE UK LIMITED	United Kingdom
577	MMC Funding (US) Limited	United Kingdom
578	MMC Group Services sp. z o.o.	Poland
579	MMC Holdings (Australia) Pty Ltd	Australia
580	MMC Holdings (New Zealand) ULC	New Zealand
581	MMC Holdings (UK) Limited	United Kingdom
582	MMC International Finance (Barbados) SRL	Barbados
583	MMC International Holdings LLC	United States
584	MMC International Limited	United Kingdom
585	MMC International Treasury Centre Limited	United Kingdom
586	MMC Management Services Proprietary Limited	South Africa
587	MMC Middle East Holdings Limited	United Kingdom

Exhibit 21.1

588	MMC Oliver Wyman Bermuda Ltd.	Bermuda
589	MMC Poland Holdings B.V.	Netherlands
590	MMC Regional LATAM Holdings B.V.	Netherlands
591	MMC Securities (Ireland) Limited	Ireland
592	MMC Securities Limited	United Kingdom
593	MMC Securities LLC	United States
594	MMC ShunTak Insurance Brokers Limited	Hong Kong
595	MMC ShunTak Insurance Brokers Limited (Macao Branch)	Macao
596	MMC UK Group Limited	United Kingdom
597	MMC UK Pension Fund Trustee Limited	United Kingdom
598	MMOW Limited	United Kingdom
599	Moola Systems Limited	United Kingdom
600	Mountlodge Limited	United Kingdom
601	MPIP III GP LLC	United States
602	MPIP IV GP LLC	United States
603	MPIP V GP, LLC	United States
604	MPIP VI GP, LLC	United States
605	Muir Beddal (Zimbabwe) Limited	Zimbabwe
606	National Economic Research Associates, Inc.	United States
607	National Economic Research Associates, Inc.	United States
608	National Economic Research Associates, Inc. - Sucursal en Espana (Spain branch )
609	NERA Australia Pty. Ltd.	Australia
610	NERA Economic Consulting GmbH	Germany
611	NERA Economic Consulting Limited	New Zealand
612	NERA S.R.L.	Italy
613	NERA SAS	France
614	NERA UK Limited	United Kingdom
615	NERA UK Limited (Belgium Branch)
616	Neuburger Noble Lowndes GmbH	Germany
617	Normandy Reinsurance Company Limited	Bermuda
618	Oliver Wyman (Hong Kong) Limited	Hong Kong
619	Oliver Wyman (Perth) Holdings Pty Ltd	Australia
620	Oliver Wyman (Perth) Pty Ltd	Australia
621	Oliver Wyman AB	Sweden
622	Oliver Wyman Actuarial Consulting, Inc.	United States
623	Oliver Wyman AG	Switzerland
624	Oliver Wyman Austria GmbH	Austria
625	Oliver Wyman B.V.	Netherlands
626	Oliver Wyman Co., Ltd.	Thailand
627	Oliver Wyman Consulting (Shanghai) Ltd	China
628	Oliver Wyman Consulting (Shanghai) Ltd ( Beijing Branch)
629	Oliver Wyman Consultoria em Estrategia de Negocios Ltda.	Brazil
630	Oliver Wyman Energy Consulting Limited	United Kingdom
631	Oliver Wyman FZ-LLC	United Arab Emirates
632	Oliver Wyman GmbH	Germany
633	Oliver Wyman Group KK	Japan
634	Oliver Wyman Limited	United Kingdom
635	Oliver Wyman Limited (Abu Dhabi branch)
636	Oliver Wyman Limited (India Branch)
637	Oliver Wyman Limited (Saudi Arabia Branch)
638	Oliver Wyman Limited Liability Company	Greece
639	Oliver Wyman LLC	Qatar
640	Oliver Wyman LLC	Russian Federation
641	Oliver Wyman Ltd.	Korea, Republic of

Exhibit 21.1

642	Oliver Wyman Proprietary Limited	South Africa
643	Oliver Wyman Pte. Ltd.	Singapore
644	Oliver Wyman Pty. Ltd.	Australia
645	Oliver Wyman S.A.S.	Colombia
646	Oliver Wyman S.L.	Spain
647	Oliver Wyman S.r.l.	Italy
648	Oliver Wyman Sdn. Bhd.	Malaysia
649	Oliver Wyman Services Limited	United Kingdom
650	Oliver Wyman Servicios, S. de R.L. de C.V.	Mexico
651	Oliver Wyman SNC	France
652	Oliver Wyman sp. z o.o.	Poland
653	Oliver Wyman SRL	Belgium
654	Oliver Wyman Thailand Holdings, LLC	United States
655	Oliver Wyman, LLC	United States
656	Oliver Wyman, LLC (Hong Kong Establishment)
657	Oliver Wyman, S. de R.L. de C.V.	Mexico
658	Oliver, Wyman Limited/Oliver, Wyman limitee	Canada
659	Oliver, Wyman Limited/Oliver, Wyman limitee (Barbados Branch)
660	Omega Indemnity (Bermuda) Limited	Bermuda
661	Organizacion Brockman y Schuh S.A. de C.V.	Mexico
662	Orizon Underwriters SL	Spain
663	OWL Marine Insurance-Brokers GmbH & Co.KG	Germany
664	OWL Marine Verwaltungs GmbH	Germany
665	Pallas Marsh Servicos Ltda.	Brazil
666	Pavilion Advisory ULC	Canada
667	Pavilion Financial Corporation Holdings UK Limited	United Kingdom
668	Pavilion Financial Corporation Holdings US III, LLC	United States
669	Pavilion U.S. Investments Holdco LLC	United States
670	Pension Trustees Limited	United Kingdom
671	Perils AG	Switzerland
672	PFT Limited	United Kingdom
673	PI Indemnity Company, Designated Activity Company	Ireland
674	Private Client Services by Mercer China Limited	China
675	Private Client Services by Mercer China Limited (Beijing Branch)
676	Private Client Services by Mercer China Limited (Guangzhou Branch)
677	Private Client Services by Mercer Holdings Pte. Ltd.	Singapore
678	Private Client Services by Mercer Limited	Hong Kong
679	Private Client Services by Mercer Pte. Ltd.	Singapore
680	Private Client Services by Mercer SA	Switzerland
681	Profund Solutions Limited	United Kingdom
682	PT Marsh Indonesia	Indonesia
683	PT Marsh Reinsurance Brokers Indonesia	Indonesia
684	PT Mercer Indonesia	Indonesia
685	PT Nexus Asia Pacific	Indonesia
686	PT Oliver Wyman Indonesia	Indonesia
687	PT Quantum Computing Services	Indonesia
688	PT Quantum Investments	Indonesia
689	PT Quantum Support Services	Indonesia
690	Pymetrics, Inc.	United States
691	Rightpath Reinsurance SPC, Ltd.	Cayman Islands
692	Rivers Group Limited	United Kingdom
693	Sail Insurance Company Limited	Bermuda
694	SAM	France
695	SCIB (Bermuda) Limited	Bermuda

Exhibit 21.1

696	SCM Global Real Estate Select GP LLC	United States
697	SCM International Private Equity Select III GP LLC	United States
698	SCM LT General Partner S.a.r.l.	Luxembourg
699	SCM PE General Partner S.a.r.l.	Luxembourg
700	Seabury & Smith Borrower LLC	United States
701	Seabury & Smith LLC	United States
702	Sedgwick Financial Services Limited	United Kingdom
703	Sedgwick Forbes Middle East Limited	Jersey
704	Sedgwick Group (Zimbabwe) Limited	Zimbabwe
705	Sedgwick Group Limited	United Kingdom
706	Sedgwick Internationaal B.V.	Netherlands
707	Sedgwick Management Services (Barbados) Limited	Barbados
708	Sedgwick Noble Lowndes (UK) Limited	United Kingdom
709	Sedgwick Noble Lowndes Limited	United Kingdom
710	Sedgwick Overseas Investments Limited	United Kingdom
711	Sedgwick Private Limited	Singapore
712	Sedgwick Trustees Limited	United Kingdom
713	Sedgwick Ulster Pension Trustees Limited	United Kingdom
714	Settlement Trustees Limited	United Kingdom
715	SF Private Debt General Partner S.a.r.l.	Luxembourg
716	Shanghai Mercer Insurance Brokers Company Ltd (Beijing Branch)
717	Shanghai Mercer Insurance Brokers Company Ltd (Guangzhou Branch)
718	Shanghai Mercer Insurance Brokers Company Ltd (Shenzhen Branch)
719	Shanghai Mercer Insurance Brokers Company Ltd.	China
720	Shorewest Insurance Associates, LLC	United States
721	Sirota Consulting UK Limited	United Kingdom
722	SME Insurance Services Limited	United Kingdom
723	Smith Long Term Disability Management Group, Inc.	United States
724	Societe d'Assurances et de Participation Guian SA	France
725	Southern Marine & Aviation Underwriters, Inc.	United States
726	Suedzucker Versicherungs-Vermittlungs GmbH	Germany
727	SureBuilt Insurance Company IC	United States
728	The Benefit Express Holdings Limited	United Kingdom
729	The Carpenter Management Corporation	United States
730	The Positive Ageing Company Limited	United Kingdom
731	The Recovre Group Pty Ltd	Australia
732	Torrent Technologies, Inc.	United States
733	Tower Hill Limited	United Kingdom
734	Tower Place Developments (West) Limited	United Kingdom
735	Tower Place Developments Limited	United Kingdom
736	U.T.E. AMG	Spain
737	UAD BB Marsh Lietuva	Lithuania
738	Vezina Assurances Inc.	Canada
739	Victor Deutschland GmbH	Germany
740	Victor Insurance Australia Pty Ltd	Australia
741	Victor Insurance Europe B.V.	Netherlands
743	Victor Insurance Italia S.r.l.	Italy
744	Victor Insurance Managers Inc./Gestionnaires d'assurance Victor inc.	Canada
745	Victor Insurance Managers LLC	United States
746	Victor Insurance Pty Ltd	Australia
747	Victor O. Schinnerer & Company Limited	United Kingdom
748	Wellnz Limited	New Zealand